SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):      April 15, 2005

Cousins Properties Incorporated

(Exact name of registrant as specified in its charter)

Georgia
(State or other jurisdiction of incorporation)

0-3576
(Commission File Number)

58-0869052
(IRS Employer Identification Number)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339-5683
(Address of principal executive offices)

Registrant’s telephone number, including area code:      (770) 955-2200

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Thomas D. Bell, Jr., President and Chief Executive Officer of Cousins Properties Incorporated (the “Company”), currently serves on the boards of directors of more than three publicly traded companies. He has announced that by the spring of 2006, and for so long as he is the Chief Executive Officer of the Company, he intends to serve on the boards of directors of no more than three publicly traded companies (including the Company).

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2005

COUSINS PROPERTIES INCORPORATED
By:	/s/ James A. Fleming
James A. Fleming
Executive Vice President and Chief Financial Officer

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